ARK FUNDS

           CORPORATE CLASS - CORPORATE II CLASS - CORPORATE III CLASS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 21, 2001

                           AS REVISED JANUARY 1, 2002

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectuses dated August 21, 2001, as supplemented, for Corporate Class, Corporate II Class and Corporate III Class shares (collectively, "Corporate Classes") of ARK Funds (the "Fund"). Please retain this document for future reference. Capitalized terms used but not defined herein have the meanings given them in the prospectuses. The Fund's Annual Report for the Corporate Classes (including financial statements for the period ended April 30, 2001) is incorporated herein by reference. To obtain additional copies of the prospectuses, Annual Report or this Statement of Additional Information, please call 1-888-427-5386.



TABLE OF CONTENTS                                                        PAGE


INVESTMENT POLICIES AND LIMITATIONS...........................................2
PORTFOLIO TRANSACTIONS.......................................................15
VALUATION OF PORTFOLIO SECURITIES............................................15
PORTFOLIO PERFORMANCE........................................................16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................17
TAXES........................................................................18
TRUSTEES AND OFFICERS........................................................24
INVESTMENT ADVISOR...........................................................26
FUND ADMINISTRATION..........................................................28
DISTRIBUTION ARRANGEMENTS....................................................29
TRANSFER AGENT...............................................................31
CUSTODIAN....................................................................31
CODE OF ETHICS...............................................................31
DESCRIPTION OF THE FUND......................................................32
INDEPENDENT AUDITORS.........................................................37
FINANCIAL STATEMENTS.........................................................37
APPENDIX A - 2001 TAX RATES..................................................A-1

                       INVESTMENT POLICIES AND LIMITATIONS


INVESTMENT GOALS AND STRATEGIES

         The Fund consists of separate investment portfolios with a variety of investment objectives and policies. A Portfolio's investment advisor is responsible for providing a continuous investment program in accordance with its investment objective and policies. Except for each Portfolio's investment objective and those policies identified as fundamental, the investment policies of a Portfolio is not fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval. Information regarding the investment policies of the Portfolios is set forth below. Additional information regarding the types of securities in which the Portfolios may invest and certain investment transactions is provided in the Fund's prospectuses and elsewhere in this Statement of Additional Information.

         The U.S. TREASURY CASH MANAGEMENT PORTFOLIO, U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO, PRIME CASH MANAGEMENT PORTFOLIO, AND TAX-FREE CASH MANAGEMENT PORTFOLIO (the "PORTFOLIOS") invest in high-quality, short-term, U.S. dollar-denominated instruments determined by the adviser to present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Portfolios seek to maintain a net asset value per share of $1.00, limit their investments to securities with remaining maturities of 397 days or less, and maintain a dollar-weighted average maturity of 90 days or less. Estimates may be used in determining a security's maturity for purposes of calculating average maturity. An estimated maturity can be substantially shorter than a stated final maturity. Although the Portfolios' policies are designed to help maintain a stable $1.00 share price, all money market instruments can change in value when interest rates or issuers' creditworthiness change, or if an issuer or guarantor of a security fails to pay interest or principal when due. If these changes in value are large enough, a Portfolio's share price could fall below $1.00. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

         The investment goal of the U.S. TREASURY CASH MANAGEMENT PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government and thus constitute direct obligations of
the United  States.   As  a  non-fundamental  operating   policy,  the

Portfolio invests exclusively in U.S. Treasury bills, notes and bonds, and limits its investments to U.S. Treasury obligations that pay interest which is specifically exempt from state and local taxes under Federal law.

         The investment goal of the U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in instruments which are issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities"), or in repurchase agreements backed by such instruments. As a non-fundamental policy, the Portfolio invests exclusively in U.S. Government Securities and in repurchase agreements backed by such instruments. The Portfolio normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

         The investment goal of the PRIME CASH MANAGEMENT PORTFOLIO is to maximize current income and provide liquidity and security of principal by investing in a broad range of short-term, high-quality U.S. dollar-denominated debt securities ("Money Market Instruments"). At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one such rating organization has assigned a rating, such single organization. Up to 5% of the Portfolio's assets may be invested in securities that have received ratings in the second highest category by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the Advisor to be comparable in quality to rated securities in accordance with guidelines adopted by the Board of Trustees. The Portfolio may invest in U.S. dollar-denominated obligations of U.S. banks and foreign branches of U.S. banks ("Eurodollars"), U.S. branches and agencies of foreign banks ("Yankee dollars"), and foreign branches of foreign banks. The Portfolio may also invest more than 25% of its total assets in certain obligations of domestic banks and normally may not invest more than 5% of its total assets in the securities of any single issuer (other than the U.S. government). Under certain conditions, however, the Portfolio may invest up to 25% of its total assets in first-tier securities of a single issuer for up to three days.

         The investment goal of the TAX-FREE CASH MANAGEMENT PORTFOLIO is to provide a high level of interest income by investing primarily in high-quality municipal obligations that are exempt from Federal income taxes. The Portfolio attempts to invest 100% of its assets in securities exempt from Federal income tax (not including the alternative minimum tax), and maintains a fundamental policy that at least 80% of its income will, under normal market conditions, be exempt from Federal income tax, including the Federal alternative minimum tax.

         The Portfolio invests in high-quality, short-term municipal securities but may also invest in high-quality, long-term fixed, variable, or floating rate instruments (including tender option bonds) which have demand features or interest rate adjustment features that result in interest rates, maturities, and prices similar to short-term instruments. The Portfolio's investments in municipal securities may include tax, revenue, or bond anticipation notes; tax-exempt commercial paper; general obligation or revenue bonds (including municipal lease obligations and resource recovery bonds); and zero coupon bonds.

         At least 95% of the assets of the Portfolio will be invested in securities that have received the highest rating assigned by any two NRSROs or, if only one such rating organization has assigned a rating, such single organization. The Portfolio may also acquire unrated securities determined by the Advisor to be of comparable quality in accordance with guidelines adopted by the Board of Trustees.

         The Advisor anticipates that the TAX-FREE CASH MANAGEMENT PORTFOLIO will be as fully invested as is practicable in municipal obligations. However, the Portfolio reserves the right for temporary defensive purposes to invest without limitation in taxable Money Market Instruments.

         The TAX-FREE CASH MANAGEMENT PORTFOLIO may invest up to 25% of its net assets in a single issuer's securities. The Portfolio may invest any portion of its assets in industrial revenue bonds ("IRBs") backed by private companies, and may invest up to 25% of its total assets in IRBs related to a single industry. The Portfolio also may invest 25% or more of its total assets in tax-exempt securities whose revenue sources are from similar types of projects (e.g., education, electric utilities, health care, housing, transportation, water, sewer, and gas utilities). There may be economic, business or political developments or changes that affect all securities of a similar type. Therefore, developments affecting a single issuer or industry, or securities financing similar types of projects, could have a significant effect on the Portfolios' performance.


INVESTMENT POLICIES AND LIMITATIONS

         The following policies and limitations supplement those set forth in the prospectuses. Unless otherwise expressly noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage or standard will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

         The Portfolios' investment limitations are listed in the following tables. Fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Portfolio.

FUNDAMENTAL POLICIES:                                                                  PORTFOLIOS TO WHICH THE POLICY
                                                                                       APPLIES:
The Portfolio  may not issue senior  securities,  except as permitted  under the       All Portfolios
1940 Act.

The  Portfolio  may not borrow  money,  except that the Portfolio may (i) borrow       All Portfolios
money from a bank for  temporary or emergency  purposes  (not for  leveraging or investment)  and (ii) engage in reverse  repurchase  agreements for any purpose;
provided that (i) and (ii) in  combination do not exceed 33 1/3% of the value of the Portfolio's  total assets

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
FUNDAMENTAL POLICIES:                                                                  PORTFOLIOS TO WHICH THE POLICY
                                                                                       APPLIES:
(including the amount  borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation.

The  Portfolio  may not with  respect to 75% of its total  assets,  purchase the       All Portfolios
securities  of any  issuer  (other  than  securities  issued orguaranteed by the
U.S.  government or any of its agencies or  instrumentalities) if,  as a result,
(a) more than 5% of the  Portfolio's  total  assets  would be invested in the securities of that issuer,  or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

The  Portfolio may not  underwrite  securities  issued by others,  except to the       All Portfolios
extent that the Portfolio may be considered an underwriter within the  meaning  of the  Securities  Act of 1933 in the  disposition  of  portfolio securities.

The  Portfolios  may not  purchase  the  securities  of any issuer  (other             U.S. Treasury Cash
than securities issued or guaranteed by  the U.S.  government or any of  its             Management Portfolio
agencies or and  instrumentalities) if,  as a result,  more than  25%  of the          U.S. Government Cash
Portfolio's total  cash assets would be  invested in the securities of companies         Management  Portfolio
whose  principal business activities are in the same industry.

The  Portfolio  may not  purchase the   securities of any  issuer (other than          Prime Cash Management Portfolio
securities issued or guaranteed by the U.S. government or any of its  agencies or  instrumentalities)  if, as a result, more than 25% of the  Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest 25% or more of its assets in obligations of domestic banks.

The  Portfolios  may not  purchase  or sell real estate  unless  acquired as  a        All Portfolios
result of ownership of  securities or other  instruments  (but this shall  not prevent  the  Portfolios  from  investing  in  securities  or  other instruments backed by real estate or securities of companies engaged in the real estate business).

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
FUNDAMENTAL POLICIES:                                                                  PORTFOLIOS TO WHICH THE POLICY
                                                                                       APPLIES:
The  Portfolios  may not  purchase or sell  commodities  unless  acquired as           All Portfolios
a result  of  ownership  of  securities  or other  instruments.

The Portfolio may not  lend  any  security  or make any  other  loan  if,  as a        All Portfolios
result,  more than 33 1/3% of its total assets would be lent to other parties, but this  limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING  INVESTMENT  LIMITATIONS ARE NOT  FUNDAMENTAL  POLICIES AND MAY BE
CHANGED WITHOUT SHAREHOLDER APPROVAL:

NON-FUNDAMENTAL POLICIES:                                                              PORTFOLIOS TO WHICH THE POLICY
                                                                                       APPLIES:
The Portfolio will   not sell securities short, unless it owns or has the right        All Portfolios
to  obtain  securities  equivalent  in kind and  amount to the securities sold short, and provided that  transactions in futures  contracts and options are not deemed to constitute selling securities short.

The  Portfolio  will not  purchase a security  (other  than a  security issued         U.S. Government  Cash
or  guaranteed  by  the  U.S. government or any of its agencies or  and                  Management Portfolio
instrumentalities) if, as a result, more than 5% of a Portfolio's total assets         Prime Cash Management Portfolio
would be  invested in  the  securities of  a single issuer;  provided that the
Portfolio may invest up to 25% of its total  assets in the first tier securities of a single issuer for up to three business days.

The Portfolio  will not purchase any security  while  borrowings  (including           All Portfolios
reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

The  Portfolio  will not  purchase  securities  on margin,  except  that the           All Portfolios
Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options  shall not constitute purchasing securities on margin.

The Portfolio  will  not  engage  in repurchase  agreements or              U.S. Treasury Cash Management Portfolio

                                   6


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
NON-FUNDAMENTAL POLICIES:                                                              PORTFOLIOS TO WHICH THE POLICY
                                                                                       APPLIES:

make loans, but this limitation does not apply to purchases of debt securities.        and Tax-Free Cash Management Portfolio

The Portfolio will not purchase securities of other investment companies, except       All Portfolios
to the extent permitted by the 1940 Act.

The Portfolio will not purchase any security if, as a result, more than 10% of         All Portfolios
its net assets would be invested in securities that are deemedto be illiquid because they are  subject to  legal or  contractual restrictions on  resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.


DESCRIPTION OF INVESTMENTS

         The Portfolios may invest in the following securities and engage in the following transactions to the extent permitted by their investment objectives, policies and restrictions.


DELAYED DELIVERY TRANSACTIONS

         Buying securities on a delayed-delivery or when-issued basis and selling securities on a delayed-delivery basis involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolio may receive fees for entering into delayed-delivery transactions.

         When purchasing securities on a delayed-delivery or when-issued basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed-delivery or when-issued purchases are outstanding, such purchases may result in a form of leverage. When delayed-delivery or when-issued purchases are outstanding, the Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in further gains or losses with respect to the
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


security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

         A   Portfolio   may   renegotiate   delayed-delivery   or   when-issued
transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.


FEDERALLY TAXABLE OBLIGATIONS

         The Tax-Free Cash Management Portfolio generally does not intend to invest in securities whose interest is taxable; however, from time to time the Portfolio may invest on a temporary basis in fixed-income obligations whose interest is subject to Federal income tax. For example, the Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

         Should the Portfolio invest in taxable obligations, it would purchase securities that, in the Advisor's judgment, are of high quality. This would include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of domestic banks and repurchase agreements.

         The Supreme Court of the United States has held that Congress may subject the interest on municipal obligations to Federal income tax. Proposals to restrict or eliminate the Federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals may also be introduced before state legislatures that would affect the state tax treatment of the Portfolios' distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolios' holdings would be affected and the Board of Trustees would reevaluate the Portfolios' investment objectives and policies.


ILLIQUID INVESTMENTS

         Illiquid investments cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Portfolio's investments and, through reports from the Advisor, the Board monitors investment in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment), and (6) general credit quality. Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government
stripped   fixed-rate   mortgage-backed   securities  and
government stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, over-the-counter options and swap agreements. Although restricted securities and municipal lease obligations are sometimes considered illiquid, the Advisor may determine certain restricted securities and municipal lease obligations to be liquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, as a result of a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.


LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Portfolio's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Advisor will conduct research and analysis in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Portfolio.

         A loan is often administered by a bank or other financial institution which acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against the borrower. If assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         The Portfolios limit the amount of total assets that they will invest in any one issuer or in issuers within the same industry (see fundamental limitations for the Portfolios). For purposes of these limitations, a Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


MARKET DISRUPTION RISK

         The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.

         Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Tax-Free Cash Management Portfolio. Investing in these securities may make it more difficult to maintain a stable net asset value per share.


MUNICIPAL LEASE OBLIGATIONS

         Municipal leases and participation interests therein, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment, and other capital assets. Generally, the Tax-Free Cash Management Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

         Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation" clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance obligations.

         In determining the liquidity of a municipal lease obligation, the Advisor will differentiate between direct municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security, or any other investment structure using a municipal lease-purchase agreement as its base. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.


REFUNDING CONTRACTS

         Refunding obligations require the issuer to sell and the Tax-Free Cash Management Portfolio to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or years in the future. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15% to 20% of the purchase price). The Portfolio may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.


REPURCHASE AGREEMENTS

         In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell it to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked to market daily) of the underlying security. The risk associated with repurchase agreements is that a Portfolio may be unable to sell the collateral at its full value in the event of the seller's default. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is each Portfolio's policy to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by its Advisor.


RESTRICTED SECURITIES

         Restricted securities are securities that generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.


REVERSE REPURCHASE AGREEMENTS

         In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by its Advisor. These transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.


SOVEREIGN DEBT OBLIGATIONS

         Sovereign debt instruments are securities issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require negotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

STANDBY COMMITMENTS

         The  Tax-Free   Cash   Management   Portfolio  may  invest  in  standby
commitments. These obligations are puts that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities when the issuers of the commitments present minimal risk of default.

         Ordinarily the Portfolio will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments.

         Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised, the fact that standby commitments are not marketable by the Portfolio and the possibility that the maturities of the underlying securities may be different from those of the commitments.


TENDER OPTION BONDS

         The Tax-Free Cash Management Portfolio may invest in tender option bonds. These bonds are created by coupling an intermediate- or long-term fixed-rate tax-exempt bond (generally held pursuant to a custodial agreement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Tax-Free Cash Management Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Advisor will, pursuant to procedures established by the Board of Trustees, consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

VARIABLE OR FLOATING RATE INSTRUMENTS AND DEMAND OBLIGATIONS

         The Portfolios may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Portfolio acquires a right to sell the securities that meet certain requirements set forth in Rule 2a-7 under the 1940 Act. The Prime Cash Management Portfolio and Tax-Free Cash Management Portfolio may invest in variable or floating rate demand obligations (VRDOs/FRDOs). These obligations are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate obligations have interest rates that change whenever there is a change in a designated base rate while variable rate obligations provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

         A demand obligation with a conditional demand feature must have received both a short-term and a long-term high quality rating from a NRSRO or, if unrated, have been determined by the Advisor to be of comparable quality pursuant to procedures adopted by the Board of Trustees. A demand obligation with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon finding of comparable short-term quality pursuant to procedures adopted by the Board.

         A Portfolio may invest in fixed-rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit a Portfolio to tender (or put) the bonds to an institution at periodic intervals of up to one year and to receive the principal amount thereof. A Portfolio considers variable rate obligations structured in this way (participating VRDOs) to be essentially equivalent to other VRDOs that it may purchase. The Internal Revenue Service (the "IRS") has not ruled whether or not the interest on participating VRDOs is tax-exempt and, accordingly, the Portfolios intend to purchase these obligations based on opinions of bond counsel.

         A variable rate instrument that matures in 397 or fewer days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate obligation that matures in more than 397 days but that is subject to a demand feature that is 397 days or fewer may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate obligation that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The Portfolios may purchase a demand obligation with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

                             PORTFOLIO TRANSACTIONS

         The Portfolios' Advisor seeks the most favorable execution result with respect to transactions. In seeking the most favorable execution, the Advisor, having in mind a Portfolio's best interest, considers all factors it deems relevant, including, by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction, taking into account market process and trends; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions.

         During the fiscal year ended April 30, 2001, the Portfolios paid no brokerage commissions.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act), which the Fund has acquired during its most recent fiscal year. As of April 30, 2001 the Portfolios held securities of the Fund's "regular brokers or dealers" as follows: the U.S. Government Cash Management Portfolio held repurchase agreements issued by Deutsche Bank valued at $99,000,000, repurchase agreements issued by Goldman Sachs valued at $551,858, and repurchase agreements issued by Salomon Smith Barney valued at $99,000,000; and the Prime Cash Management Portfolio held corporate obligations issued by Bear Stearns valued at $300,000, corporate obligations issued by Merrill Lynch valued at $300,017, corporate obligations issued by Morgan Stanley Dean Witter valued at $1,000,000, repurchase agreements issued by Deutsche Bank valued at $3,702,000, and repurchase agreements issued by Salomon Smith Barney valued at $3,706,310.



                        VALUATION OF PORTFOLIO SECURITIES

         Each Portfolio values its investments on the basis of amortized cost. This method involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes which reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Portfolio would receive if it sold the instrument.

         Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market portfolio" are permitted by Rule 2a-7 under the 1940 Act. Each Portfolio must adhere to certain conditions under Rule 2a-7.

         The Board of Trustees oversees the Advisor's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's net asset value per share ("NAV") at $1.00. At such intervals as they deem appropriate, the trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from a Portfolio's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees will take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or other unfair result. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

         During periods of declining interest rates, a Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Portfolio would be able to obtain a somewhat higher yield than would result if the Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.



                              PORTFOLIO PERFORMANCE


YIELD CALCULATIONS

         In computing the yield of shares of a Portfolio for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. A Portfolio may also calculate a compounded effective yield for its shares by compounding the base period return over a one-year period. In addition to the current yield, the Portfolios may quote yields in advertising based on any historical seven-day period. Yields for the shares of the Portfolios are calculated on the same basis as other money market funds, as required by regulation.

         Income calculated for the purposes of determining yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Portfolio's yield may not equal its distribution rate, the income paid to your account, or income reported in the Portfolio's financial statements.

         For the Tax-Free Cash Management Portfolio, a tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment before taxes to equal the Portfolio's tax-free yield. Tax-equivalent yields are calculated by dividing a Portfolio's yield by the result of one minus a stated Federal or combined Federal, state and city tax rate. (If only a portion of a Portfolio's yield was tax-exempt, only that portion is included in the calculation.) If any portion of a Portfolio's income is derived from obligations subject to state or Federal income taxes, its tax-equivalent yield will generally be lower.

         See Appendix A for tables showing the effect of a shareholder's tax status on effective yield under the Federal income tax laws for 2001.

         For the seven-day period ended April 30, 2001, the yields and effective yields for the Portfolios were:


      NAME OF PORTFOLIO AND CLASS                  YIELD         EFFECTIVE YIELD

U.S. TREASURY CASH MANAGEMENT PORTFOLIO
Corporate II Class                                 3.57%             3.63%
Corporate III Class                                3.53%             3.59%
U.S. GOVERNMENT CASH MANAGEMENT
PORTFOLIO
Corporate Class                                    3.55%             3.62%
Corporate II Class                                 4.20%             4.29%
Corporate III Class                                4.05%             4.13%

PRIME CASH MANAGEMENT PORTFOLIO
Corporate Class                                    4.40%             4.49%
Corporate II Class                                 4.15%             4.23%
Corporate III Class                                4.00%             4.08%

TAX-FREE CASH MANAGEMENT PORTFOLIO
Corporate III Class                                3.48%             3.54%


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


CALCULATION OF NAV

         The calculation of the NAV, dividends and distributions of a Portfolio's Corporate Class, Corporate II Class and Corporate III Class shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) distribution and/or service fees, (ii) transfer and agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Portfolio as a whole.

         The following holiday closings have been scheduled for 2001 and the Fund expects the schedule to be the same in the future: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The NYSE or FRB may also close on other days. When the NYSE or the FRB is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to merit such action, each Portfolio will determine its NAV at the close of business, the time of which will coincide with the closing of the NYSE.

         REDEMPTION IN KIND


                  Under normal circumstances, a Portfolio will redeem shares in cash as described in the prospectus. However, if the Advisor determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, pursuant to procedures adopted by the Board of Trustees and in conformity with applicable rules of the SEC, the Portfolio will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio during any 90-day period for any one shareholder.




                                      TAXES

         The following is only a summary of certain Federal income tax considerations generally affecting the Portfolios and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the Federal, state or local tax treatment of the Portfolios or their shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning.

         The following discussion of Federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.


TAXATION OF THE PORTFOLIOS


         Each Portfolio is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a RIC under the Code. By doing so, a Portfolio (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

         To continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (the "Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (the "Income Requirement"); and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or securities of other RICs) of any one issuer.

         If a Portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described below under "- Tax-Free Cash Management Portfolio" and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Portfolio's earnings and profits. (For corporate shareholders, however, those distributions generally would be eligible for the 70% dividends-received deduction.) In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For purposes of the foregoing, a Portfolio will include in the amount distributed in a calendar year any amount taxed to it for the taxable year ending in that calendar year. Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the Excise Tax. However, a Portfolio may in certain circumstances be required to liquidate portfolio investments to make those distributions.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Certain futures, foreign currency contracts and listed nonequity options (such as those on a securities index) in which a Portfolio may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to the Portfolio.

         Offsetting positions a Portfolio enters into or holds in any actively traded security, option, futures or forward contract may constitute a "straddle" for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to a Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

         When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.


TAXATION OF SHAREHOLDERS


         Distributions from a Portfolio's investment company taxable income (which includes net short-term capital gain) are taxed as dividends, which generally are taxed at a maximum marginal rate of 39.6% in the case of non-corporate taxpayers. Distributions out of a Portfolio's net capital gain, if any, that it designates as capital gain distributions are taxed to its shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares on which the distributions are paid and whether the gain was reflected in the price the shareholder paid for those shares or is attributable to bonds bearing tax-exempt interest. Net capital gain of a non-corporate taxpayer generally is taxed at a maximum rate of 20%. Corporate taxpayers are currently taxed at the same maximum marginal rates on both ordinary income and net capital gain.

         A portion of the dividends from a Portfolio's investment company taxable income, whether paid in cash or reinvested in additional shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Portfolio receives from domestic corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the AMT. Corporate shareholders should consult their tax advisors regarding other requirements applicable to the dividends-received deduction.


         The Portfolios' distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in the last quarter of any calendar year and payable to shareholders of record on a date in that quarter will be taxed as though paid on December 31 if they are paid in January of the following year. The Portfolios will send non-corporate shareholders a tax statement by January 31 showing the tax status of the distributions received in the prior year. Shareholders also will be notified as to the portion of distributions from Tax-Free Cash Management Portfolio that is exempt from Federal income tax.


         Shareholders may realize capital gain or loss when they redeem (sell) or exchange their Portfolio shares. Any such gain or loss recognized by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares were held for more than twelve months, provided that if a shareholder redeems or exchanges at a loss Portfolio shares held for six months or less on which a capital gain distribution was paid, then the loss will be treated as a long-term capital loss to the extent of that distribution. Any resultant net capital gain will be subject to the maximum 20% rate.

         On the record date for a dividend or capital gain distribution, the applicable Portfolio's share value is reduced by the amount of the distribution. If a shareholder were to buy shares shortly before the record date ("buying a dividend"), he or she would pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

         Each Portfolio must withhold and remit to the U.S. Treasury 30.5 % (30% during 2002) of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to any individuals and certain other non-corporate shareholders if the shareholder fails to certify that the taxpayer identification number ("TIN") furnished to the Portfolio is correct ("backup withholding"). Backup withholding at those rates also is required from a Portfolio's dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the IRS that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Portfolio to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income.


TAX-FREE CASH MANAGEMENT PORTFOLIO


         If the Tax-Free Cash Management Portfolio satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders; the Portfolio intends to continue to satisfy this requirement. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from the Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisors concerning this matter.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Portfolio is not deductible for federal income tax purposes. Under IRS rules for determining when borrowed funds are used for purchasing or carrying particular assets, Tax-Free Cash Management Portfolio shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisors before purchasing shares of the Portfolio because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. Interest on certain PABs (which the Tax-Free Cash Management Portfolio expects to purchase) is treated as a Tax Preference Item, although it remains fully tax-exempt for regular Federal income tax purposes; a portion (not expected to exceed 20%) of the Tax-Free Cash Management Portfolio's exempt-interest dividends thus may constitute a Tax Preference Item. Interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT.

         If shares of the Tax-Free Cash Management Portfolio are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

         If the Tax-Free Cash Management Portfolio invests in instruments that generate taxable interest income, under the circumstances described in the prospectuses and in the discussion of municipal market discount bonds below, the portion of any dividend of that Portfolio attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The exempt-interest dividend portion is determined by the ratio of (1) the net tax-exempt income a Portfolio realizes for the entire year to (2) the aggregate amount of distributions for the year and thus is an annual average, rather than a day-to-day determination. Moreover, if the Tax-Free Cash Management Portfolio realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

         The Tax-Free Cash Management Portfolio may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of
(1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the Tax-Free Cash Management Portfolio acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the Tax-Free Cash Management Portfolio after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period between the dates of acquisition and maturity. In lieu of treating the disposition gain as above, the Tax-Free Cash Management Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Tax-Free Cash Management Portfolio) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Tax-Free Cash Management Portfolio still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts. Receipt of tax-exempt income may result in collateral tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, certain foreign corporations doing business in the United States, certain S corporations with excess passive income and individuals otherwise eligible for the earned income credit. Prospective purchasers of Portfolio shares should consult their own tax advisors as to the applicability of any such collateral consequences.

Shares of the Tax-Free Cash Management Portfolio would not be suitable for tax-exempt institutions and for tax-exempt retirement plans qualified under section 401 of the Code, H.R. 10 plans and individual retirement accounts


                              TRUSTEES AND OFFICERS


         The Trustees and officers of the Fund and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" of the Fund (as defined in the 1940 Act) is indicated by an asterisk (*). Unless otherwise indicated the business address of each officer is Two Portland Square, Portland, ME 04101.


WILLIAM H. COWIE,  JR., 1408 Ruxton Road,  Baltimore,  MD 21204.  Date of Birth:
1/24/31. Trustee since 1993. Prior to retirement, Mr. Cowie was Chief Financial Officer (1991-1995) of Pencor, Inc. (developers of environmental projects).

DAVID D. DOWNES, 210 Allegheny Ave., Towson, MD 21204. Date of Birth: 7/16/35. Trustee since 1995. Mr. Downes is an attorney in private practice (since October
1996).  Prior thereto he was a partner  (1989-1995)  and of counsel  (1995-Sept.
1996) of Venable, Baetjer & Howard (law firm).

SIR VICTOR GARLAND,  15 Wilton Place,  Knightsbridge,  London, SW1X 8RL. Date of
Birth: 5/5/34. Trustee since August 2000. He has been a private investor since 1984. He is President of The Govett Funds, Inc. and a director of a number of U.K. public companies. He is the former Australian Ambassador to the U.K. and a former director of Prudential Assurance Corporation in the U.K.

CHARLOTTE R. KERR, American City Building, 10227 Wincopin Circle, Suite 108, Columbia, MD 21044. Date of Birth: 9/26/46. Trustee since 1993. Ms. Kerr is a practitioner and faculty member at the Traditional Acupuncture Institute.

RICHARD B. SEIDEL,  770 Hedges Lane, Wayne,  Pennsylvania  19087. Date of Birth:
4/20/41. Trustee since 1998. Mr. Seidel is a Director and President (since 1994) of Girard Partners, Ltd. (a registered broker-dealer).

*RICK A. GOLD, 100 East Pratt Street, 15th Floor, Baltimore,  MD, 21202. Date of
Birth: 8/4/49. President since March 2000 and Trustee since June 2000. Mr. Gold is Executive Vice President of the Asset Management Group of Allfirst Financial Inc., the parent company to Allfirst Bank and AIA.


RONALD H. HIRSCH,  Two Portland Square,  Portland,  Maine 04101.  Date of Birth:
10/14/43. Treasurer since January 1, 2002. Mr. Hirsch is the Managing Director of Operations and Finance for Forum Financial Group with which he has been associated since September 1999. Mr. Hirsch was a Member of the Board of Citibank Germany from 1991 to 1998.


MICHELE L. DALTON, 100 East Pratt Street, 15th Floor, Baltimore, MD, 21202. Date of Birth: 2/16/59. Vice President and Assistant Secretary since March 2000. Ms. Dalton is a Senior Vice President of Allfirst Financial Inc. since 1994.

THOMAS R. RUS, 100 East Pratt, 15th Floor,  Baltimore,  MD 21202. Date of Birth:
10/11/59. Secretary since March 2000. Mr. Rus is Vice President and Trust Counsel of Allfirst Trust Company, N.A. and Allfirst Bank. He is also Compliance Officer of Allfirst Trust Company, N.A. and ARK Funds. He has been with Allfirst Trust Company, N.A. since 1995.


D. BLAINE RIGGLE, Two Portland,  Square,  Portland,  Maine 04010. Date of birth:
11/12/66.  Assistant  Secretary  since January 2002. Mr. Riggle is  Relationship
Manager and Counsel for Forum Financial Group, LLC, with which he has been associated since 1998. He was Associate Counsel of Wright Express Corporation (a fleet credit card company) from March 1997 to January 1998. Prior to that he was an associate at the law firm of Friedman, Babcock & Gaythwaite from 1994 to March 1997. Mr. Riggle is an officer of various funds managed by Forum Administrative Services, LLC.

CHERYL O. TUMLIN, Two Portland,  Square,  Portland,  Maine 04010. Date of birth:
06/30/66. Assistant Secretary since January 2002. Ms. Tumlin is Counsel for Forum Financial Group, LLC, with which she was associated from 1996 through 1999 and again since November 2001. Prior to that she was Counsel at I-many, Inc. from 1999 through 2001. Ms. Tumlin was a Staff Attorney at the United States Securities and Exchange Commission from January 1995 through July 1996. She is an officer of various funds managed by Forum Administrative Services, LLC.

DAWN L. TAYLOR,  Two Portland,  Square,  Portland,  Maine 04010.  Date of birth:
05/14/64. Assistant Treasurer since January 2002. Ms. Taylor has served as Tax Manager at Forum Financial Group, LLC since 1997. Prior to that she was a Senior Tax Accountant at Purdy, Bingham & Burrell, LLC from January 1997 to October 1997. Ms. Taylor was a Senior Fund Accountant at Forum Financial Group, LLC from September 1994 to October 1997 and a Tax Consultant, New England Financial Services from June

1986 to September 1994. She is an officer of various funds managed by Forum Administrative Services, LLC.



                           TRUSTEE COMPENSATION TABLE

         The following table sets forth information describing the compensation of each current Trustee of the Fund for his or her services as Trustee for the fiscal year ended April 30, 2001.


                                                               PENSION OR           ESTIMATED
                                                               RETIREMENT            ANNUAL               TOTAL
                                           AGGREGATE         BENEFITS ACCRUED    RETIREMENT FROM       COMPENSATION
                                      COMPENSATION FROM        FROM THE FUND       THE FUND            FROM THE FUND
            NAME OF TRUSTEE               THE FUND              COMPLEX(1)         COMPLEX(1)           COMPLEX(1)
            ---------------                -------               -------             -------              -------

Cowie, Jr., William H.                     $ 25,000               --                   --               $ 25,000
Downes, David D.                           $ 20,000               --                   --               $ 20,000
Garland, Sir Victor                        $ 14,000               --                   --               $ 14,000
Gold, Rick A.(2)                           $ 0                    --                   --               $ 0
Kerr, Charlotte R.                         $ 20,000               --                   --               $ 20,000
Schweizer, Thomas(3)                       $ 20,000               --                   --               $ 20,000
Seidel, Richard B.                         $ 20,000               --                   --               $ 20,000

-------------------


(1)  The Fund's Trustees did not receive any pension or retirement benefits from the  Fund as  compensation  for the  services  as  Trustees.  The  Board of
     Trustees has adopted a retirement policy, which calls for the retirement of
     Trustees  when they  reach the age of 75.  The Fund is the sole  investment company in the fund complex.
(2)  Interested persons of the Fund do not receive any compensation for their services as Trustees.
(3)  Mr. Schweizer retired from the Board of Trustees in December 2001.





                               INVESTMENT ADVISOR

         The investment advisor of the Fund is Allied Investment Advisors, Inc. ("Advisor" or "AIA"). AIA provides the Portfolios with day-to-day management services and makes investment decisions on the Portfolios' behalf in accordance with each Portfolio's investment policies.

         Corporate, Corporate II and Corporate III Class shares of the Fund are held by accounts over which Allfirst Trust Company, N.A. ("Allfirst Trust") serves in a fiduciary capacity. Allfirst Trust, an affiliate of Allfirst, also provides custodial and administrative services to the Fund. AIA and Allfirst Trust are wholly-owned subsidiaries of Allfirst Bank, a Maryland-chartered Federal Reserve member bank based in Baltimore, Maryland. Allfirst Bank is a wholly owned subsidiary of Allfirst Financial Inc., which is owned by Allied Irish Banks, p.l.c. ("AIB"), an international financial services organization based in Dublin, Ireland. SEI Investments Distribution Co., the distributor of the Fund, is not affiliated with AIB or its affiliates.

         Pursuant to an investment advisory agreement with the Fund, AIA furnishes, at its own expense, all services, facilities and personnel necessary to manage each applicable Portfolio's investments and effect portfolio transactions on its behalf.

         The advisory contract has been approved by the Board of Trustees and will continue in effect with respect to a Portfolio only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Portfolio, and in either case by a majority of the Trustees who are not parties to the advisory contract or interested persons of any such party, at a meeting called for the purpose of voting on the advisory contract. The advisory contract is terminable with respect to a Portfolio without penalty on 60 days' written notice when authorized either by vote of the shareholders of the Portfolio or by a vote of a majority of the trustees, or by AIA on 60 days' written notice, and will automatically terminate in the event of its assignment.

         The advisory contract provides that, with respect to each Portfolio, neither AIA nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to a Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance by AIA of its duties or by reason of reckless disregard of its obligations and duties under the advisory contract. The advisory contract provides that AIA may render services to others.

         For the fiscal year ended April 30, 2001, the advisory fee payable to AIA with respect to the U.S. Treasury Cash Management Portfolio was $11,344 of which $4,140 was waived; with respect to the U.S. Government Cash Management Portfolio was $565,853 of which $266,008 was waived; with respect to the Prime Cash Management Portfolio was $23,892 of which $19,056 was waived; and with respect to the Tax-Free Cash Management Portfolio was $35,631 of which $25,749 was waived.

         In addition to receiving its advisory fee, AIA may also act and be compensated as investment manager for clients with respect to assets which are invested in a Portfolio. In some instances AIA may elect to credit against any investment management fee received from a client who is also a shareholder in a Portfolio an amount equal to all or a portion of the fee received by AIA, or its affiliates, from a Portfolio with respect to the client's assets invested in the Portfolio.


         Each Portfolio has, under the advisory contract, confirmed its obligation to pay all expenses, including interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; organization costs and costs of maintaining existence; costs of preparing and printing the Portfolios' prospectuses, statements of additional information and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio accounting and other required books and accounts of calculating the NAV of shares of the Portfolios; costs of reproduction, stationery and supplies; compensation of Trustees and officers of the Fund and costs of other personnel performing services for the Fund who are not officers of the Allfirst Trust, Forum Administrative Services, LLC, or Distributor, or their respective affiliates; costs of shareholder meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; fees payable under the advisory contracts and under the administration agreement, and all other fees and expenses paid by the Portfolios.



                               FUND ADMINISTRATION


ADMINISTRATOR AND SUB-ADMINISTRATOR


         Effective January 1, 2002, Allfirst Trust serves as the Fund's administrator (the "Administrator") pursuant to an administration agreement with the Fund. Under the agreement, the Administrator is responsible for providing administrative services to the Fund, which include general assistance in the overall management of the Fund and providing the Fund with office facilities and persons satisfactory to the Board of Trustees to serve as officers of the Fund. The Administrator has subcontracted the services to be provided by it under the agreement to Forum Administrative Services, LLC (the "Sub-administrator").

         The Administrator receives a administration fee from the Fund at the annual rate of $24,000 per Portfolio plus 0.0850% of the annual average daily net assets of the Portfolios. The Administrator pays the administration fee it receives from the Fund to the Sub-administrator.

         Under its agreement with the Fund, the Administrator is not liable for any act or omission in the performance of its duties, but is not protected from any liability by reason of willful misfeasance, bad faith or gross negligence, in the performance of its duties, or by reason of reckless disregard of its duties and obligations under the agreement. By subcontracting services to the Sub-administrator, the Administrator is not relieved of its obligations under the agreement with the Fund, and the Administrator is responsible to the Fund for all acts of the Sub-administrator as if they were its own.

         Prior to January 1, 2002, SEI Investments Mutual Funds Services ("SEI Services") served as the Fund's administrator. SEI Services also provided fund accounting and related accounting services under its administration agreement with the Fund. Pursuant to a sub-administration agreement between the SEI Services and Allfirst Trust, Allfirst Trust performed services, which included clerical, bookkeeping, accounting, stenographic and administrative services, for which it received a fee paid by SEI Services.

         For the fiscal year ended April 30, 2001, the administration fee payable to the SEI IMFS with respect to the U.S. Treasury Cash Management Portfolio was $9,831 of which

$5,104 was waived; with respect to the U.S. Government Cash Management Portfolio was $490,399 of which $254,634 was waived; with respect to the Prime Cash Management Portfolio was $20,706 of which $10,751 was waived; and with respect to the Tax-Free Cash Management Portfolio was $30,879 of which $16,034 was waived.

FUND ACCOUNTANT

         Effective January 1, 2002, Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund pursuant to an fund accounting agreement with the Fund. These services include calculating the NAV per share of the Fund and preparing the Fund's financial statements and tax returns. For its services, FAcS receives a fee from the Fund at an annual rate of $36,000 per Portfolio ($60,000 per international Portfolio) plus 0.01% of the annual average daily net assets of the Portfolios.

         FAcS's agreement is terminable without penalty by the Board of Trustees or by FAcS on 60 days' written notice. Under the agreement, FAcS is not liable for any act or omission in the performance of its duties for the Fund. The agreement does not protect FAcS from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.


                            DISTRIBUTION ARRANGEMENTS


DISTRIBUTOR


          Effective January 1, 2002, ARK Funds Distributors, LLC serves as the distributor (the "Distributor") of the Fund. The Distributor, the Sub-administrator and FAcS are each controlled indirectly by Forum Financial Group, LLC. John Y. Keffer controls Forum Financial Group, LLC.

          The Distributor offers shares continuously and has agreed to use its best efforts to solicit purchase orders. Distribution and/or service fees are paid to the Distributor pursuant to a distribution agreement on behalf of each Portfolio. The Distributor pays the distribution fees it receives from the Fund to selling brokers. Shareholder service fees are paid to shareholder services agents for individual shareholder services and account maintenance. These services include, but are not limited to, answering shareholder questions and handling correspondence, assisting customers, and account record-keeping and maintenance.

         Prior to January 1, 2002, SEI Investments Distribution Co.(formerly SEI Financial Services Company) served as the distributor of the Fund.

12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

         The Board of Trustees has adopted distribution and service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act (the "Rule") on behalf of Corporate II Class and Corporate III Class of the Portfolios. The Plans allow the Portfolios to pay the

Distributor a distribution and service fee at the annual rate of up to 0.25% and 0.40% of the average net assets of the Corporate II Class and Corporate III Class, respectively, or such lesser amount as approved from time to time by the Board. These fees may be used to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares of the Portfolios, including, but not limited to: advertising the availability of services and products; designing material to send to customers and developing methods of making such materials accessible to customers; providing information about the product needs of customers; providing facilities to solicit sales and to answer questions from prospective and existing investors about the Portfolios; receiving and answering correspondence from prospective investors, including requests for sales literature, prospectuses and statements of additional information; displaying and making sales literature and prospectuses available; acting as liaison between shareholders and the Portfolios, including obtaining information from the Portfolios regarding the Portfolios and providing performance and other information about the Portfolios; and providing additional distribution-related services.


         The Plans have been approved by the Board of Trustees, including the majority of disinterested Trustees, and where approved by the initial sole shareholder of the classes. As required by Rule 12b-1, the Board considered all pertinent factors relating to the implementation of each of the Plans prior to its approval, and the Trustees have determined that there is a reasonable likelihood that the Plans will benefit the classes and their respective shareholders. To the extent that the Plans provide greater flexibility in connection with the distribution of shares of the Portfolios, additional sales may result. The Board has approved distribution fees of 0.25% and 0.40% of the average net assets of the Corporate II Class and Corporate III Class, respectively.

         For the fiscal year ended April 30, 2001, the Corporate II Class of the U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, and Prime Cash Management Portfolio paid distribution and service fees of $18,906, $928,638, and $7,508, respectively.

         For the fiscal year ended April 30, 2001, the Corporate III Class of the U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio and Tax-Free Cash Management Portfolio paid distribution and service fees of $13,727, $45,848 and $95,015, respectively.

         All fees received by the Distributor under the Plans are paid to qualified securities brokers or financial institutions or other investment professionals in respect of their share accounts.

                                 TRANSFER AGENT


         The Fund has a transfer agency and services agreement with Allfirst Trust. Allfirst Trust has subcontracted transfer agency services to Boston Financial Data Service, Inc. ("Boston Financial"). Boston Financial maintains an account for each shareholder, provides tax reporting for each Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Portfolio.

         For the services provided under the agreement, the Fund pays an annual fee of up to $16 per Fund account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

         Prior to January 1, 2002, SEI Investments Management Corporation served
as  the  Fund's  transfer  agent.   SEI   Investments   Management   Corporation
subcontracted transfer agency services to Boston Financial.


                                    CUSTODIAN


         Allfirst Trust, 25 South Charles Street, Baltimore, Maryland 21201, serves as custodian for the Portfolios. Under the custody agreement with the Fund, Allfirst Trust holds the Portfolios' securities in safekeeping and keeps all necessary records and documents relating to its duties. For the services provided to the Fund pursuant to the custody agreement, the Fund pays Allfirst Trust a monthly fee at the annual rate of 0.015% of the average daily net assets of the Portfolios. Allfirst Trust also charges the Portfolios transaction handling fees ranging from $5 to $75 per transaction and receives reimbursement for out-of-pocket expenses. Foreign securities purchased by the Portfolios are held by foreign banks participating in a network coordinated by Bankers Trust, which serves as sub-custodian for the Portfolios holding foreign securities. All expenses incurred through this network are paid by the Portfolios holding foreign securities.


                                 CODE OF ETHICS


         The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of all Trustees and officers of the Fund, as well as to designated officers, directors and employees of AIA, AIB Govett and the Distributor. As described below, the Code of Ethics imposes significant restrictions of AIA's and AIB Govett's investment personnel, including the portfolio mangers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Portfolios.

         The Code of Ethics requires that covered employees of AIA, AIB Govett and Trustees who are "interested persons," pre-clear personal securities investments (with certain exceptions, such as non-volitional purchases, purchases that are part of an automatic dividend reinvestment plan or purchases of securities that are not eligible for purchase by the Portfolios). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and pre-clearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Portfolios in the same security. Officers, directors and employees of AIA, AIB Govett and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.




                             DESCRIPTION OF THE FUND


TRUST ORGANIZATION

         The Portfolios are series of ARK Funds, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated October 22, 1992, as amended. Currently, the Fund is comprised of the following thirty Portfolios: U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio, Tax-Free Cash Management Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio. The Declaration of Trust permits the Board to create additional series and classes of shares.

         A share of each class of a Portfolio represents an interest in the Portfolio's investment portfolio and has similar rights, privileges and preferences. Each class may differ with respect to distribution and/or service fees, other expenses allocable exclusively to the class, voting rights on matters affecting only that class, and its exchange privilege, if any.

         In the event that an affiliate of AIB ceases to be the investment advisor to the Portfolios, the right of the Fund and Portfolio to use the identifying name "ARK" may be withdrawn.

         The assets of the Fund received for the issue or sale of shares of a Portfolio and all income, earnings, profits and proceeds thereof are allocated to the Portfolio and constitute the underlying assets thereof. The underlying assets of a Portfolio are segregated on the books of account and are charged with the liabilities with respect to the Portfolio and with a share of the general expenses of the Fund. General expenses of the Fund are allocated in proportion to the asset value of the respective Portfolios, except where allocations of direct expense can otherwise fairly be made. The officers of the Fund, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Fund, shareholders of a Portfolio are entitled to receive as a class the underlying assets of the Portfolio available for distribution.


SHAREHOLDER AND TRUSTEE LIABILITY

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. The Declaration of Trust provides that the Fund shall not have any claim against shareholders, except for the payment of the purchase price of shares, and requires that each agreement, obligation or instrument entered into or executed by the Fund or the Trustees shall include a provision limiting the obligations created thereby to the Fund and its assets. The Declaration of Trust provides for indemnification out of a Portfolio's property of any shareholders of the Portfolio held personally liable for the obligations of the Portfolio. The Declaration of Trust also provides that a Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. In view of the above, the risk of personal liability to shareholders is remote.

         The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


SHARES

         Shares of a Portfolio of any class are fully paid and non-assessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders may, as set forth in the Declaration of Trust, call meetings for any purpose related to the Fund, a

Portfolio or a class, respectively, including in the case of a meeting of the entire Fund, the purpose of voting on removal of one or more Trustees. The Fund or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Fund or the Portfolio. If not so terminated, the Fund and the Portfolios will continue indefinitely.


VOTING RIGHTS

         Shareholders of a Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative. The shares of a Portfolio will be voted together, except that only shareholders of a particular class of the Portfolio may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. The shares of each series of the Fund will be voted separately, except when an aggregate vote of all the series is required by law.


SHARE OWNERSHIP

         As of August 3, 2001, the officers and Trustees of the Fund owned less than 1% of the outstanding shares of any Portfolio and the following persons owned beneficially more than 5% of the outstanding shares of the Portfolios and classes indicated. Unless otherwise indicated the address as of August 3, 2001 for the 5% shareholders listed below is: c/o Allfirst Bank, 110 South Paca Street, Baltimore, Maryland 21201.


         CORPORATE II CLASS -            GS Communications/ACC/ABS Escrow-  GS Communication, Inc., Attn:
                                         Philip W. Hammond, P.O. Box 3829, Frederick, MD 21705 (28.39%)


                                         Silgan and Oaktree Escrow- Silgan Plastics Corporation, Attn:
                                         Russell Gervalis, 14515 N. Outer Forty, Suite 201, Chesterfield,
                                         MO  63017 and Oaktree Capital Management, LLC, Attn:  Richard
                                         Masson, 33 South Grand Avenue, 28th Floor, Los Angeles, CA 90071
                                         (27.42%)


                                         Bethesda Place Tenant/Lease Escrow- Bethesda Place Limited
                                         Partnership, Attn:  Arnold Polinger, 5530 Wisconsin Avenue, Suite
                                         1000, Chevy Chase, MD 20815-4330 (7.07%)

                                         HOC Housing Repl Reserve Escrow- HOC of Montgomery County,
                                         Maryland, Attn:  Cash Manager- Lloyd Forrester, 10400 Detrick
                                         Avenue, Kensington, MD 20895-2484 (6.09%)

                                         Prince George's County Woodview 1997 Acquisition- Innova, Attn:
                                         Eric Pookrum, 3703 Woodsman Court, Suitland, MD 20746-1376 (5.68%)


U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

         CORPORATE II CLASS -            MHHEFA PL 1985 Loan Repayment- MD.H. & H. Ed. Fac. Auth., Attn:
                                         Barbara Nichols, 401 East Pratt Street, Suite 1224, Baltimore, MD
                                         21202 (5.13%)

         CORPORATE III CLASS -           AA Co. NBP Project 2000 Reserve Fund- Anne Arundel County, Attn:
                                         Mr. Al Warfield, P.O. Box 2700 MS 1309, Annapolis, MD 21404
                                         (60.25%)

                                         HAPGCO Residual BDS Program Fd- Valencia Scott, Housing Authority
                                         of Prince George's County, 9400 Peppercorn Place, Suite 210B,
                                         Largo, MD 20774 (27.69%)


PRIME CASH MANAGEMENT PORTFOLIO

         CORPORATE CLASS -               Allfirst Financial Pension Plan- Michael Driscoll, Vice President
                                         (100%)

         CORPORATE II CLASS -            Norfolk Southern Equipment Trust- Norfolk Southern Railway Co.,
                                         Attn:  Thomas Mahoney, 110 Franklin Road, S.E. Roanoke, VA
                                         22042-0054 (96.11%)

         CORPORATE III CLASS -           NJ EDA Seabrook 2000 Interest- Seabrook Village, Inc., Attn:  Rob
                                         Purcell, Finance Department, 3000 Essex Road, Tinton Falls, NJ
                                         07753 (33.96%)

                                         Monumental Life/HCC Reinsurance Esc., HCC Reinsurance Company,
                                         Ltd, c/o HCC Insurance Holdings, Inc., 13403 Northwest Freeway,
                                         Houston, TX 77040 (33.10%)

                                         NJ EDA Seabrook 2000 Oper Reserve- Seabrook Village, Inc., Attn:
                                         Rob Purcell, Finance Department, 3000 Essex Road, Tinton Falls, NJ
                                         07753 (24.49%)


TAX-FREE CASH MANAGEMENT PORTFOLIO

         CORPORATE III CLASS -           IDA BAC 1986 Principal Receipts - City of Baltimore, Bureau of
                                         Treasury Management, 100 Guilford Ave, Baltimore, MD  21202-3421
                                         (34.05%)

                                         IDA BAC 1986  Addendum #24  Education -
                                         City of  Baltimore,  Bureau of Treasury
                                         Management,     100    Guilford    Ave,
                                         Baltimore, MD 21202-3421 (23.60%)

                                         IDA BAC 1986  Addendum  #22 Bcpd Helo -
                                         City of  Baltimore,  Bureau of Treasury
                                         Management,     100    Guilford    Ave,
                                         Baltimore, MD 21202-3421 (13.26%)

                                         IDA  BAC  1986  Addendum  #28 Fin Ren -
                                         City of  Baltimore,  Bureau of Treasury
                                         Management,     100    Guilford    Ave,
                                         Baltimore, MD 21202-3421 (9.41%)

                                         IDA BAC 1986  Addendum #24 Enoch - City
                                         of   Baltimore,   Bureau  of   Treasury
                                         Management,     100    Guilford    Ave,
                                         Baltimore, MD 21202-3421 (6.57%)

                                         IDA Loudon Co (ACA) 2001 Const- Atlantic Coast Airlines, Attn:
                                         Darron Elmore, 45200 Business Court, Dulles, VA 20166 (11.73%)



         A shareholder owning beneficially more than 25% of a particular Portfolio's shares may be considered to be a "controlling person" of that Portfolio. Accordingly, its vote could have a more significant effect on matters presented at shareholder meetings than the votes of the Portfolio's other shareholders. Allfirst Bank or its affiliates, however, may receive voting instructions from certain underlying customer or fiduciary accounts and will vote the related shares in accordance with those instructions. In the absence of such instructions, Allfirst Bank or its affiliates will vote those shares of its underlying customer accounts in the same proportion as it votes the shares for which it has received instructions.



                              INDEPENDENT AUDITORS

         KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Fund's independent auditors, providing audit services and consultation in connection with the review of various SEC filings.



                              FINANCIAL STATEMENTS

         Financial statements and financial highlights for the Portfolios for the fiscal year ended April 30, 2001 are included in the Fund's Annual Report for the Corporate Classes. The Annual Report is supplied with this Statement of Additional Information. Financial statements and financial highlights for the Portfolios are incorporated herein by reference.

                           APPENDIX A- 2001 TAX RATES

         The following tables show the effect of a shareholder's tax status on effective yield under the Federal income tax laws for 2001. The second table shows the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of hypothetical tax-exempt obligations yielding from 3% to 7%. Of course, no assurance can be given that a Portfolio will achieve any specific tax-exempt yield. While the Portfolios invest principally in obligations whose interest is exempt from Federal income tax other income received by a Portfolio may be taxable.

         Use the first table to find your approximate Federal effective tax bracket for 2001.

--------------------------------------------------------------------------------
    SINGLE RETURN           JOINT RETURN           FEDERAL INCOME
    TAXABLE INCOME*        TAXABLE INCOME*          TAX BRACKET**
--------------------------------------------------------------------------------
   26,251 -- 63,550        43,851 -- 105,950          28.00%
--------------------------------------------------------------------------------
   63,551 -- 132,600      105,951 -- 161,450          31.00%
--------------------------------------------------------------------------------
  132,601 -- 288,350       61,451 -- 288,350          36.00%
--------------------------------------------------------------------------------
      288,351                  288,351                39.60%
--------------------------------------------------------------------------------

*        Net  amount  subject  to  Federal  income  tax  after   deductions  and
         exemptions. Assumes ordinary income only.

** Excludes the impact of the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield.

*** Excludes the impact of state income taxes. It is likely that your exempt-interest dividends from the Fund will be subject to state and local income taxes, if any, imposed by your state of residence.

Having determined your effective tax bracket above, use the following table to determine the tax equivalent yield for a given tax-free yield.

         28.00%     31.00%     36.00%      39.60%

To match these tax-free rates: Your taxable investment would have to earn the following yield:

     3.00%          4.17%         4.35%           4.69%             4.97%
     4.00%          5.56%         5.80%           6.25%             6.62%
     5.00%          6.94%         7.25%           7.81%             8.28%
     6.00%          8.33%         8.70%           9.38%             9.93%
     7.00%          9.72%        10.14%          10.94%            11.59%

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, each Portfolio's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies that they have chosen to consider.

Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's holdings, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite can be expected to occur. THE YIELDS OF THE CORPORATE CLASS, CORPORATE II CLASS, OR CORPORATE III CLASS OF A PORTFOLIO ARE EACH CALCULATED SEPARATELY.

                                      A-2